UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 1, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On March 1, 2005, General Motors Corporation (GM) issued a news release announcing February 2005 sales. The release is as follows:


GM Reports 309,375 Deliveries in February
New Pontiac G6 and Chevrolet Cobalt Achieve Best-Ever Monthly Sales Small Utility Vehicle Sales Rise 85 Percent Led by Chevrolet Equinox

DETROIT - General Motors dealers sold 309,375 new cars and trucks in February, down 12 percent compared to year-ago sales. GM's truck sales (179,390) were down
8.5 percent, and car sales (129,985) were down 17 percent.

"The calendar year is starting off slower than expected, for both GM and the industry," said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. "While our daily rental volume is down significantly compared to last year, we are pleased with growing retail sales of key launch vehicles, including the Pontiac G6, Buick LaCrosse, Chevrolet Cobalt and Equinox, and Cadillac STS. Sales of these products continue to strengthen as production ramps up. In addition, we are introducing 17 new products in 2005, which should add to that momentum."

Overall, GM's launch products posted strong sales in February. Pontiac G6 had its best-ever sales month, with deliveries 72 percent higher than January. Additionally, sales were up all across the country, and G6 retail sales are showing an encouraging upward trend.

The newly introduced LaCrosse had its second-best sales month and is contributing to an improving sales mix for Buick. LaCrosse retail sales were up 48 percent compared to combined year-ago Century and Regal retail sales.

Highlights of GM's trucks: While pickups held their own compared to year-ago levels, sales increased in mid-size pickups, small utility vehicles and mid-size vans. GM mid-size pickup sales were up 13 percent in February, paced by a 45 percent improvement in Chevrolet Colorado sales and a 52 percent jump in GMC Canyon deliveries. Solid Chevrolet Equinox sales led an 85 percent increase in GM small utilities. Mid-size van sales increased 1 percent compared to year-ago levels, aided by month-over-month sales increases of the all-new crossover sport van Chevrolet Uplander (up 59 percent) and Buick Terraza (up 22 percent). Cadillac Escalade ESV posted a 2 percent sales increase compared to year-ago levels. GMC Sierra was up 9 percent compared to last February.

Additionally, there were several bright spots in GM's car sales: The recently introduced Chevrolet Cobalt continued to achieve solid sales with its best-ever sales month (up 5 percent over January). Aveo deliveries were up 36 percent versus last February. Pontiac Vibe sales rose 24.5 percent compared to year-ago levels, and GTO sales increased 63 percent. As production of the Cadillac STS continues to ramp up, February sales rose 4.5 percent compared to January.

Certified Used Vehicles

February sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 45,286 units, up 6 percent. Total year-to-date certified GM sales are 85,349 units, comparable to 2004.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted strong sales of 38,940 units, up 7 percent compared to year-ago levels. Year-to-date sales for GM Certified Used Vehicles are 73,271, up 2 percent.

Cadillac Certified Pre-Owned Vehicles posted sales of 3,152 units, up 20 percent. Used Cars from Saturn sold 2,641 units, down 17 percent. Saab Certified Pre-Owned Vehicles sold 523 units, down 26 percent.

"February was a great month for GM Certified Used Vehicles, with sales increasing 7 percent over last February, and year-to-date sales up 2 percent," LaNeve said. "GM Certified continues to set the pace for the certified pre-owned category, and we expect continued growth through the remainder of this year."

GM North America Reports February Production, 2005 First-Quarter Production Forecast Revised, Initial 2005 Second-Quarter Production Forecast Set

In February, GM North America produced 429,700 vehicles (167,300 cars and 262,400 trucks), compared to 434,500 vehicles (172,600 cars and 261,900 trucks) produced in February 2004. Production totals include joint venture production of 22,200 vehicles in February 2005 and 8,500 vehicles in February 2004.

Also, GM North America's 2005 revised first-quarter production forecast is 1.18 million vehicles (470,000 cars and 710,000 trucks), down 45,000 vehicles from last month's guidance of 1.225 million vehicles. In the first quarter of 2004, GM North America built 1.345 million vehicles (525,000 cars and 820,000 trucks). Additionally, the region's 2005 second-quarter production forecast is 1.25 million vehicles (431,000 cars and 819,000 trucks). In the second quarter of 2004, the region produced 1.389 million vehicles (543,000 cars and 846,000 trucks).

GM also announced revised 2005 first-quarter and initial second-quarter production forecasts for its international regions:

GM Europe - GM Europe's revised 2005 first-quarter production estimate is 500,000 vehicles, up 1,000 vehicles from last month's guidance. In the first quarter of 2004, the region built 473,000 vehicles. The region's 2005 second-quarter production forecast is 498,000 vehicles. In the second quarter of 2004, GM Europe built 503,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2005 first-quarter production forecast is 345,000 vehicles, up 4,000 vehicles from last month's guidance. In the first quarter of 2004, the region built 296,000 vehicles. In addition, the region's 2005 second-quarter production estimate is 393,000 vehicles. In the second quarter of 2004, GM Asia Pacific built 337,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2005 first-quarter production estimate remains unchanged from last month's guidance of 187,000 vehicles. In the first quarter of 2004, the region built 159,000 vehicles. Also, the region's 2005 second-quarter production estimate is 208,000 vehicles. In the second quarter of 2004, the region built 172,000 vehicles.


General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 324,000 people around the world. It has manufacturing operations in 32 countries and its vehicles are sold in 200 countries. In 2004, GM sold nearly 9 million cars and trucks globally, up 4 percent and the second-highest total in the company's history. GM's global headquarters are at the GM Renaissance Center in Detroit. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               February                 January - February
-------------------------------------------------------------------------------
 Curr S/D:   24                           % Chg
 Prev S/D:   24         2005      2004   per S/D      2005       2004     %Chg
-------------------------------------------------------------------------------
Vehicle Total        309,375   353,117    -12.4    589,028    652,167     -9.7
-------------------------------------------------------------------------------
Car Total            129,985   157,011    -17.2    247,371    281,464    -12.1
-------------------------------------------------------------------------------
Truck Total          179,390   196,106     -8.5    341,657    370,703     -7.8
-------------------------------------------------------------------------------
Light Truck Total    175,565   192,830     -9.0    334,756    364,769     -8.2
-------------------------------------------------------------------------------
Light Vehicle Total  305,550   349,841    -12.7    582,127    646,233     -9.9
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
   Market Division
   Vehicle Total                                      Calendar Year-to-Date
                               February                 January - February
-------------------------------------------------------------------------------
                                          % Chg
                        2005      2004   per S/D      2005       2004     %Chg
-------------------------------------------------------------------------------
Buick                 21,058    27,017    -22.1     38,461     48,522    -20.7
Cadillac              16,429    16,983     -3.3     30,494     31,744     -3.9
Chevrolet            183,158   200,232     -8.5    357,147    367,431     -2.8
GMC                   37,141    41,467    -10.4     69,016     80,369    -14.1
HUMMER                 1,866     2,141    -12.8      3,730      4,068     -8.3
Oldsmobile               292     6,178    -95.3        578     10,379    -94.4
Other - Isuzu            961       939      2.3      1,511      1,797    -15.9
Pontiac               31,658    39,297    -19.4     55,841     72,368    -22.8
Saab                   2,545     2,701     -5.8      4,183      4,348     -3.8
Saturn                14,267    16,162    -11.7     28,067     31,141     -9.9
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  122,568   150,857    -18.8    232,113    271,628    -14.5
-------------------------------------------------------------------------------
Light Truck          175,565   192,830     -9.0    334,756    364,769     -8.2
-------------------------------------------------------------------------------

Twenty-four selling days for the February period this year and twenty-four for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                February              January - February
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    24       24
-------------------------------------------------------------------------------
Century                  768     4,916    -84.4      2,050     11,710    -82.5
LaCrosse               6,047         0    ***.*     11,048          0    ***.*
LeSabre                8,336    10,492    -20.5     12,463     17,029    -26.8
Park Avenue              312     1,963    -84.1        790      3,157    -75.0
Regal                     63     1,554    -95.9        212      2,352    -91.0
      Buick Total     15,526    18,925    -18.0     26,563     34,248    -22.4
-------------------------------------------------------------------------------
CTS                    4,369     4,838     -9.7      7,972      8,116     -1.8
DeVille                4,638     4,991     -7.1      7,196     10,592    -32.1
Eldorado                   0         0    ***.*          0          0    ***.*
Seville                   22       442    -95.0         47        863    -94.6
STS                    2,002         0    ***.*      3,917          0    ***.*
XLR                      310       320     -3.1        514        547     -6.0
     Cadillac Total   11,341    10,591      7.1     19,646     20,118     -2.3
-------------------------------------------------------------------------------
Aveo                   3,884     2,847     36.4      9,189      4,406    108.6
Camaro                     0         2    ***.*          0          9    ***.*
Cavalier               3,635    21,092    -82.8      8,750     32,933    -73.4
Classic               11,910    11,602      2.7     20,011     18,892      5.9
Cobalt                 7,618         0    ***.*     14,901          0    ***.*
Corvette               2,365     2,382     -0.7      4,747      5,368    -11.6
Impala                19,135    23,288    -17.8     39,256     42,449     -7.5
Malibu                11,345     8,835     28.4     25,707     15,992     60.7
Monte Carlo            1,987     4,794    -58.6      5,963      8,657    -31.1
Prizm                      0         1    ***.*          0          1    ***.*
SSR                      718     1,034    -30.6      1,578      1,982    -20.4
    Chevrolet Total   62,597    75,877    -17.5    130,102    130,689     -0.4
-------------------------------------------------------------------------------
Alero                    209     4,835    -95.7        423      8,369    -94.9
Aurora                     2        50    -96.0          3         83    -96.4
Intrigue                   0         5    ***.*          0          9    ***.*
    Oldsmobile Total     211     4,890    -95.7        426      8,461    -95.0
-------------------------------------------------------------------------------
Bonneville             1,889     2,174    -13.1      2,623      4,977    -47.3
Firebird                   0         6    ***.*          0         12    ***.*
G6                     7,043         0    ***.*     11,147          0    ***.*
Grand Am               5,983    11,192    -46.5     10,468     22,812    -54.1
Grand Prix             5,349    13,132    -59.3     11,472     24,005    -52.2
GTO                      988       606     63.0      1,886      1,082     74.3
Sunfire                3,687     3,261     13.1      6,094      5,022     21.3
Vibe                   5,022     4,033     24.5      7,739      6,677     15.9
     Pontiac Total    29,961    34,404    -12.9     51,429     64,587    -20.4
-------------------------------------------------------------------------------
9-2X                     161         0    ***.*        366          0    ***.*
9-3                    1,933     2,139     -9.6      3,072      3,359     -8.5
9-5                      451       562    -19.8        745        989    -24.7
       Saab Total      2,545     2,701     -5.8      4,183      4,348     -3.8
-------------------------------------------------------------------------------
ION                    6,983     7,723     -9.6     13,220     15,183    -12.9
Saturn L Series          821     1,900    -56.8      1,802      3,830    -53.0
Saturn S Series            0         0    ***.*          0          0    ***.*
      Saturn Total     7,804     9,623    -18.9     15,022     19,013    -21.0
-------------------------------------------------------------------------------
        GM Total     129,985   157,011    -17.2    247,371    281,464    -12.1
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   122,568   150,857    -18.8    232,113    271,628    -14.5
-------------------------------------------------------------------------------
GM Import              7,417     6,154     20.5     15,258      9,836     55.1
-------------------------------------------------------------------------------
        GM Total     129,985   157,011    -17.2    247,371    281,464    -12.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                February              January - February
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    24       24
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total           15,526    18,925    -18.0     26,563     34,248    -22.4
Cadillac Total        11,341    10,591      7.1     19,646     20,118     -2.3
Chevrolet Total       58,713    73,030    -19.6    120,913    126,283     -4.3
Oldsmobile Total         211     4,890    -95.7        426      8,461    -95.0
Pontiac Total         28,973    33,798    -14.3     49,543     63,505    -22.0
Saturn Total           7,804     9,623    -18.9     15,022     19,013    -21.0
     GM North America
       Total*        122,568   150,857    -18.8    232,113    271,628    -14.5
-------------------------------------------------------------------------------
Chevrolet Total        3,884     2,847     36.4      9,189      4,406    108.6
Pontiac Total            988       606     63.0      1,886      1,082     74.3
Saab Total             2,545     2,701     -5.8      4,183      4,348     -3.8
     GM Import Total   7,417     6,154     20.5     15,258      9,836     55.1
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           21,058    27,017    -22.1     38,461     48,522    -20.7
Cadillac Total        16,429    16,983     -3.3     30,494     31,744     -3.9
Chevrolet Total      183,158   200,232     -8.5    357,147    367,431     -2.8
GMC Total             37,141    41,467    -10.4     69,016     80,369    -14.1
HUMMER Total           1,866     2,141    -12.8      3,730      4,068     -8.3
Oldsmobile Total         292     6,178    -95.3        578     10,379    -94.4
Other-Isuzu Total        961       939      2.3      1,511      1,797    -15.9
Pontiac Total         31,658    39,297    -19.4     55,841     72,368    -22.8
Saab Total             2,545     2,701     -5.8      4,183      4,348     -3.8
Saturn Total          14,267    16,162    -11.7     28,067     31,141     -9.9
     GM Total        309,375   353,117    -12.4    589,028    652,167     -9.7
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                February              January - February
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    24       24
-------------------------------------------------------------------------------
Rainier                1,016     2,080    -51.2      1,909      3,302    -42.2
Rendezvous             3,540     6,012    -41.1      8,212     10,972    -25.2
Terraza                  976         0    ***.*      1,777          0    ***.*
    Total Buick        5,532     8,092    -31.6     11,898     14,274    -16.6
-------------------------------------------------------------------------------
Escalade               2,021     2,413    -16.2      4,548      4,631     -1.8
Escalade ESV             973       953      2.1      1,893      1,740      8.8
Escalade EXT             562       743    -24.4      1,143      1,465    -22.0
SRX                    1,532     2,283    -32.9      3,264      3,790    -13.9
  Total Cadillac       5,088     6,392    -20.4     10,848     11,626     -6.7
-------------------------------------------------------------------------------
Astro                  2,701     2,641      2.3      5,028      4,877      3.1
C/K Suburban(Chevy)    5,526     8,618    -35.9     10,562     16,991    -37.8
Chevy C/T Series           8        37    -78.4         22         57    -61.4
Chevy W Series           169       171     -1.2        303        299      1.3
Colorado               8,258     5,685     45.3     18,434      8,701    111.9
Equinox                9,335         0    ***.*     18,161          0    ***.*
Express Cutaway/G Cut  1,189     1,250     -4.9      2,474      2,300      7.6
Express Panel/G Van    5,311     5,463     -2.8     11,198      9,932     12.7
Express/G Sportvan     1,947     1,071     81.8      3,617      1,959     84.6
Kodiak 4/5 Series        688       604     13.9      1,527      1,002     52.4
Kodiak 6/7/8 Series      277       381    -27.3        547        563     -2.8
S/T Blazer               691     2,107    -67.2      1,556      5,319    -70.7
S/T Pickup                21     1,643    -98.7         50      3,475    -98.6
Tahoe                 10,481    13,760    -23.8     19,039     27,155    -29.9
Tracker                   72     1,410    -94.9        208      4,475    -95.4
TrailBlazer           15,974    19,616    -18.6     26,841     39,890    -32.7
Uplander               5,593         0    ***.*      9,112          0    ***.*
Venture                  761     5,417    -86.0      1,831      8,225    -77.7
................................................................................
     Avalanche         4,531     6,345    -28.6      8,676     12,420    -30.1
     Silverado-C/K
       Pickup         47,028    48,136     -2.3     87,859     89,102     -1.4
Chevrolet Fullsize
  Pickups             51,559    54,481     -5.4     96,535    101,522     -4.9
................................................................................
  Chevrolet Total    120,561   124,355     -3.1    227,045    236,742     -4.1
------------------------------------------------------------------------------
Canyon                 2,060     1,355     52.0      4,746      2,130    122.8
Envoy                  6,973     9,264    -24.7     11,795     19,268    -38.8
GMC C/T Series            12        27    -55.6         22         63    -65.1
GMC W Series             367       296     24.0        596        564      5.7
Safari (GMC)             377       521    -27.6        743      1,039    -28.5
Savana Panel/G Classic 1,262     1,316     -4.1      2,982      2,683     11.1
Savana Special/G Cut     980     1,911    -48.7      1,781      3,498    -49.1
Savana/Rally             180       193     -6.7        313        349    -10.3
Sierra                15,498    14,198      9.2     28,451     26,261      8.3
Sonoma                     7       503    -98.6         27      1,107    -97.6
Topkick 4/5 Series       412       522    -21.1        794        967    -17.9
Topkick 6/7/8 Series     931       299    211.4      1,579        622    153.9
Yukon                  4,748     6,837    -30.6      8,750     13,369    -34.6
Yukon XL               3,334     4,225    -21.1      6,437      8,449    -23.8
     GMC Total        37,141    41,467    -10.4     69,016     80,369    -14.1
-------------------------------------------------------------------------------
HUMMER H1                 20        38    -47.4         29         68    -57.4
HUMMER H2              1,846     2,103    -12.2      3,701      4,000     -7.5
   HUMMER Total        1,866     2,141    -12.8      3,730      4,068     -8.3
-------------------------------------------------------------------------------
Bravada                   50       252    -80.2         87        518    -83.2
Silhouette                31     1,036    -97.0         65      1,400    -95.4
 Oldsmobile Total         81     1,288    -93.7        152      1,918    -92.1
-------------------------------------------------------------------------------
Other-Isuzu F Series      82        82      0.0        152        149      2.0
Other-Isuzu N Series     879       857      2.6      1,359      1,648    -17.5
 Other-Isuzu Total       961       939      2.3      1,511      1,797    -15.9
-------------------------------------------------------------------------------
Aztek                    484     1,849    -73.8      1,100      3,537    -68.9
Montana                  330     3,044    -89.2        791      4,244    -81.4
Montana SV6              883         0    ***.*      2,521          0    ***.*
   Pontiac Total       1,697     4,893    -65.3      4,412      7,781    -43.3
-------------------------------------------------------------------------------
Relay                  1,179         0    ***.*      2,462          0    ***.*
VUE                    5,284     6,539    -19.2     10,583     12,128    -12.7
   Saturn Total        6,463     6,539     -1.2     13,045     12,128      7.6
-------------------------------------------------------------------------------
     GM Total        179,390   196,106     -8.5    341,657    370,703     -7.8
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   178,152   194,963     -8.6    339,663    368,527     -7.8
-------------------------------------------------------------------------------
GM Import              1,238     1,143      8.3      1,994      2,176     -8.4
-------------------------------------------------------------------------------
     GM Total        179,390   196,106     -8.5    341,657    370,703     -7.8
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   175,565   192,830     -9.0    334,756    364,769     -8.2
-------------------------------------------------------------------------------
GM Import                  0         0    ***.*          0          0    ***.*
-------------------------------------------------------------------------------
     GM Total        175,565   192,830     -9.0    334,756    364,769     -8.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                February              January - February
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    24       24
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            5,532     8,092    -31.6     11,898     14,274    -16.6
Cadillac Total         5,088     6,392    -20.4     10,848     11,626     -6.7
Chevrolet Total      120,441   124,241     -3.1    226,816    236,550     -4.1
GMC Total             36,820    41,233    -10.7     68,505     79,909    -14.3
HUMMER Total           1,866     2,141    -12.8      3,730      4,068     -8.3
Oldsmobile Total          81     1,288    -93.7        152      1,918    -92.1
Other-Isuzu Total        164       144     13.9        257        273     -5.9
Pontiac Total          1,697     4,893    -65.3      4,412      7,781    -43.3
Saturn Total           6,463     6,539     -1.2     13,045     12,128      7.6
    GM North America
      Total*         178,152   194,963     -8.6    339,663    368,527     -7.8
-------------------------------------------------------------------------------
Chevrolet Total          120       114      5.3        229        192     19.3
GMC Total                321       234     37.2        511        460     11.1
Other-Isuzu Total        797       795      0.3      1,254      1,524    -17.7
    GM Import Total    1,238     1,143      8.3      1,994      2,176     -8.4
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            5,532     8,092    -31.6     11,898     14,274    -16.6
Cadillac Total         5,088     6,392    -20.4     10,848     11,626     -6.7
Chevrolet Total      119,419   123,162     -3.0    224,646    234,821     -4.3
GMC Total             35,419    40,323    -12.2     66,025     78,153    -15.5
HUMMER Total           1,866     2,141    -12.8      3,730      4,068     -8.3
Oldsmobile Total          81     1,288    -93.7        152      1,918    -92.1
Pontiac Total          1,697     4,893    -65.3      4,412      7,781    -43.3
Saturn Total           6,463     6,539     -1.2     13,045     12,128      7.6
    GM North America
      Total*         175,565   192,830     -9.0    334,756    364,769     -8.2
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            5,532     8,092    -31.6     11,898     14,274    -16.6
Cadillac Total         5,088     6,392    -20.4     10,848     11,626     -6.7
Chevrolet Total      119,419   123,162     -3.0    224,646    234,821     -4.3
GMC Total             35,419    40,323    -12.2     66,025     78,153    -15.5
HUMMER Total           1,866     2,141    -12.8      3,730      4,068     -8.3
Oldsmobile Total          81     1,288    -93.7        152      1,918    -92.1
Pontiac Total          1,697     4,893    -65.3      4,412      7,781    -43.3
Saturn Total           6,463     6,539     -1.2     13,045     12,128      7.6
    GM Total         175,565   192,830     -9.0    334,756    364,769     -8.2
------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 03/01/05



                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car1 Truck1  Total     GME2 GMLAAM3  GMAP4 Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----

2005 Q1          470    710 1,180       500   187   345      2,212      16    51        291
O/(U) prior
forecast:@       (10)   (35)  (45)        1     0     4        (40)      2     0          7
-------------  --------------------    ---- ------   ----  ---------

2005 Q2 #        431    819 1,250       498   208   393      2,349      17    47        329
O/(U) prior
forecast:@         0      0     0         0     0     0          0       0     0         0
-------------  --------------------    ---- ------   ----  ---------
==========================================================================================




                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----
    2001
1st Qtr.         580    634 1,214       538   138    51      1,941      18     9         NA
2nd Qtr.         638    726 1,364       491   165    64      2,084      13    16         NA
3rd Qtr.         574    664 1,238       373   146    74      1,832      11    15         NA
4th Qtr.         573    721 1,294       441   127    67      1,929       9    16         NA
               -----  ----- -----     -----   ---   ---      -----      --    --
     CY        2,365  2,745 5,110     1,842   575   256      7,786      51    56         NA

    2002
1st Qtr.         600    753 1,353       456   131    65      2,005      11    11         NA
2nd Qtr.         688    865 1,553       453   141    74      2,221      15    17         NA
3rd Qtr.         568    740 1,308       408   132    87      1,935      19    20         NA
4th Qtr.         602    824 1,426       453   157    81      2,117      14    25         NA
               -----  ----- -----     -----   ---   ---      -----      --    --
     CY        2,458  3,182 5,640     1,770   561   307      8,278      59    73         NA

    2003
1st Qtr.         591    860 1,451       491   127    77      2,146      19    24         NA
2nd Qtr.         543    837 1,380       488   128    90      2,086      19    24         NA
3rd Qtr.         492    753 1,245       393   135   120      1,893      20    17         NA
4th Qtr.         558    827 1,385       446   157   133      2,121      16    20         NA
               -----  ----- -----     -----   ---   ---      -----      --    --
     CY        2,184  3,277 5,461     1,818   547   420      8,246      74    85         NA

    2004
1st Qtr.         525    820 1,345       473   159   296      2,273      19    19        247
2nd Qtr.         543    846 1,389       503   172   337      2,401      18    48        284
3rd Qtr.         463    746 1,209       411   185   314      2,119      16    43        261
4th Qtr.         466    811 1,277       442   200   386      2,305      17    47        324
               -----  ----- -----     -----   --- -----     ------      --   ---      -----
     CY        1,997  3,223 5,220     1,829   716 1,333      9,098      70   158      1,116

    2005
1st Qtr. #       470    710 1,180       500   187   345      2,212      16    51   291
2nd Qtr. #       431    819 1,250       498   208   393      2,349      17    47   329
-------------  --------------------    ---- ------   ----  ---------

@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car;
  HUMMER and CAMI units included in GMNA Truck
2 GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly
  Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai
  GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)
Date:  March 1, 2005                 By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)